UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF EVENT REQUIRING REPORT: NOVEMBER 9, 2004


                        MARX TOYS AND ENTERTAINMENT CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                    000-25037               22-3360133
  ------------------------    ------------------------    -----------------
  (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification #)


                      ROSS LATERRA, CHIEF EXECUTIVE OFFICER
                              101 SOUTH 15TH STREET
                               SEBRING, OHIO 44672
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (330) 938-1749
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM  5.

(a) On November 9, 2004 effective immediately, Robert P. Bambery stepped down as Chief Executive Officer of the company.

(b) On November 9, 2004 the board of directors of the Registrant determined that it was in its best interests of the corporation to select Ross LaTerra to be appointed as Chief Executive Officer and Director of the Registrant effective immediately. The terms to his employment agreement with the Registrant are as follows:

      a. EMPLOYMENT AGREEMENT. Effective as of November 1, 2004, by and subject to the terms and conditions herein contained, Mr. LaTerra shall perform the duties of the Chief Executive Officer by implementing a strategic plan to bring MRXT to the prestigious reputation it once had in the Toy and Entertainment industry by providing Business Management, Marketing and Executive services to MRXT in addition to other such duties and actions as the board of directors shall deem necessary or appropriate for MRXT's business.

      b. PAYMENT. Additional consideration will be provided to Mr. LaTerra in the form of equity and monthly cash salary to be determined by the compensation committee of the board of directors. Until such time that a monthly cash salary is available, Mr. LaTerra shall be compensated in the amount of $6,000.00 per month, beginning in November of 2004, utilizing the following formula. MRXT shall in respect to each month during the term of this agreement issue a number of shares determined by dividing $6,000 by the product of 80% and the average low price for MRXT common stock during such month. MRXT shall also issue five-year options to purchase an equivalent number of shares of our common stock at a price of 120% of the average low price per share.

(c) On November 9, 2004 the board of directors of the Registrant determined that it was in its best interests of the corporation that Robert P. Bambery retain his position as President, Secretary and Director of the Registrant. The terms to his employment agreement with the Registrant are as follows:

      a. EMPLOYMENT AGREEMENT. Effective as of November 1, 2004, by and subject to the terms and conditions herein contained, Mr. Bambery shall perform the duties of the President by implementing a strategic plan to bring MRXT to the prestigious reputation it once had in the Toy and Entertainment industry by providing Business and product sales Management, Marketing and Corporate services to MRXT in addition to other such duties and actions as the board of directors shall deem necessary or appropriate for MRXT's business.

      b. PAYMENT. Additional consideration will be provided to Mr. Bambery in the form of equity and monthly cash salary to be determined by the compensation committee of the board of directors. Until such time that a monthly cash salary is available, Mr. Bambery shall be compensated in the amount of $6,000.00 per month, beginning in November of 2004, utilizing the following formula. MRXT shall in respect to each month during the term of this agreement issue a number of shares determined by dividing $6,000.00 by the product of 80% and the average low price for MRXT common stock during such month. MRXT shall also issue five-year options to purchase an equivalent number of shares of our common stock at a price of 120% of the average low price per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

     By:  /s/  Ross LaTerra
     ----------------------------
     Ross LaTerra
     CEO

Date:  November 9, 2004